UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 18, 2015
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

50 South 16thStreet, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Republic First Bancorp, Inc. (the “Company”), and Republic Bank, the Company’s wholly-owned banking subsidiary (the “Bank”), are parties to an Employment Agreement, dated May 10, 2013 (the “Employment Agreement”), with Harry D. Madonna, Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Chairman of the Board of Directors and Chief Executive Officer of the Bank.  On March 18, 2015, the Company, the Bank and Mr. Madonna entered into the First Amendment to Employment Agreement, effective as of March 12, 2015 (the “Amendment”), a copy of which is attached hereto as Exhibit 10.2.  The Amendment (i) reduces Mr. Madonna’s current base salary from $515,000 per year to $415,000 per year commencing with pay period starting March 1, 2015, (ii) provides for the annual issuance of options to purchase not less than 100,000 shares of the Company’s common stock effective March 12, 2015 and as of each March 12 thereafter so long as Mr. Madonna remains employed under the terms of the Employment Agreement, with such options vesting one year after the date of grant or earlier upon the occurrence of either a Change of Control (as defined in the Employment Agreement) or a Termination Event (as defined in the Employment Agreement), and (iii) provides a fixed dollar amount, instead of a multiple of base salary and average annual bonus, for certain of the termination benefits payable to Mr. Madonna in connection with a Change of Control or a Termination Event under the Employment Agreement.  The foregoing description of the Employment Agreement and Amendment are qualified in their entirety be reference to copies of such agreements, which are filed as exhibits hereto.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits:

10.1
Employment Agreement, dated May 10, 2013, by and among Harry D. Madonna, Republic First Bancorp, Inc., and Republic First Bank (incorporated by reference to Exhibit 10.5 of Republic First Bancorp, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 000-17007) for the period ended March 31, 2013).

10.2	First Amendment to Employment Agreement, dated March 18, 2015, by and among Harry D. Madonna, Republic First Bancorp, Inc. and Republic First Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: March 20, 2015
	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Employment Agreement, dated May 10, 2013, by and among Harry D. Madonna, Republic First Bancorp, Inc., and Republic First Bank (incorporated by reference to Exhibit 10.5 of Republic First Bancorp, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 000-17007) for the period ended March 31, 2013)

10.2	First Amendment to Employment Agreement, dated March 18, 2015, by and among Harry D. Madonna, Republic First Bancorp, Inc. and Republic First Bank